                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549



                                   FORM 8-K



                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934



      Date of Report (Date of Earliest Event Reported):  August 11, 1999



                           HERSHA HOSPITALITY TRUST
            (Exact name of registrant as specified in its charter)


         Maryland                     005-55249                251811499
(State or other jurisdiction     (Commission File No.)       I.R.S. Employer
     of incorporation)                                     (Identification No.)


                           148 Sheraton Drive, Box A
                      New Cumberland, Pennsylvania  17070
                   (Address of principal executive offices)


                                (717) 770-2405
             (Registrant's telephone number, including area code)


                                      N/A
         (former name or former address, if changed since last report)
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Item 2.  Acquisition or Disposition of Assets

     On July 27, 1999, the Board of Trustees of Hersha Hospitality Trust (the "Company") approved the acquisition of all the partnership interests in 3744 Associates, a Pennsylvania limited partnership and, through the ownership of 3744 Associates, a 60 room Comfort Inn hotel located near the John F. Kennedy International Airport in Jamaica, New York. The property was purchased on August 11, 1999 (the "Settlement Date") by 3744 Associates from Command Hospitality, LLC for $5.5 million. The Comfort Inn was newly constructed and commenced operations on August 12, 1999.

     3744 Associates was established as a limited partnership owned by Hasu P. Shah and certain executive members and affiliates of the Company, (the "Hersha affiliates"). All of the limited partnership interests in 3744 Associates were contributed to Hersha Hospitality Limited Partnership ("HHLP" or the "Partnership"). Further, the general partnership interest in 3744 Associates, which was owned by an Hersha affiliated entity, Shreenathji Enterprises, Ltd., was contributed to Hersha Hospitality, LLC, a Virginia limited liability company ("HHLLC"). HHLP is the sole member of HHLLC. Upon the transfer of both limited partnership and general partnership interests by the Hersha affiliates, 3744 Associates became a wholly owned subsidiary of HHLP. 3744 Associates does not own any assets other than this recently acquired Comfort Inn hotel.

     The Partnership acquired all the partnership interests in 3744 Associates and consequently the Comfort Inn, through the use of borrowings under the Company's line of credit.

     Following the acquisition of the hotel, the property was leased by the Partnership to Hersha Hospitality Management, LP (the "Lessee"), the lessee of the Partnership's other hotel properties. The Lessee is a limited partnership owned by Hasu P. Shah, the Company's Chief Executive Officer, and the Hersha affiliates. The hotel is leased pursuant to a percentage lease that provides for rent based in part on the room revenues from the hotels. The lease went into effect on August 11, 1999.

     The following table sets forth (i) the Initial Fixed Rent, (ii) Annual Base Rent, and (iii) the annual Percentage Rent formula currently anticipated for this Comfort Inn:

Acquired      Initial       Base
Hotel         Fixed Rent    Rent      Percentage Rent Formula
-----         ----------    ----      -----------------------
Comfort Inn   $758,300      $357,500  43.7% of room revenue up
Jamaica, NY                           to $1,370,430, plus 65%
                                      of room revenue in excess
                                      of $1,370,430 but less
                                      than $1,612,271, plus 29.0%
                                      of room revenue in excess
                                      of $1,612,271, plus 8.0% of
                                      all non-room revenue.

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(a) Financial Statements. No financial statements are required to be filed in connection with this acquisition pursuant to Rule 3-05 of Regulation S-X.

(b) Pro Forma Financial Statements. No pro forma financial statements are required to be filed in connection with this acquisition pursuant to Rule 11-01 of Regulation S-X.

(c) Exhibits. The following exhibits are required by Item 601 of Regulation S-K and are listed below:

     Exhibit No.                   Description of Exhibit
     -----------                   ----------------------

     10.1 Form of Contribution Agreement between the contributors named therein and Hersha Hospitality Limited Partnership

     10.2 Form of Percentage Lease Agreement, dated August 11, 1999, between Hersha Hospitality Limited Partnership and Hersha Hospitality Management, L.P.
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    HERSHA HOSPITALITY TRUST


Date:  August 26, 1999              By:  /s/ Hasu P. Shah
                                         ------------------------------
                                         Hasu P. Shah
                                         Chief Executive Officer
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                                 Exhibit Index
                                 -------------


     Exhibit No.                    Description of Exhibit
     -----------                    ----------------------

     10.1 Form of Contribution Agreement between the contributors named therein and Hersha Hospitality Limited Partnership

     10.2 Form of Percentage Lease Agreement, dated August 11, 1999, between Hersha Hospitality Limited Partnership and Hersha Hospitality Management, L.P.